Exhibit 99.2

EXECUTION COPY

CONSENT AND AMENDMENT NO. 7

Dated as of February 23, 2005

To the banks, financial institutions

and other institutional lenders

(collectively, the “Lenders”)

parties to the Credit Agreement

referred to below and to Merrill Lynch Capital,

a division of Merrill Lynch Business Financial

Services Inc., as Administrative Agent

(in such capacity, the “Administrative Agent”) for the Lenders

Ladies and Gentlemen:

We refer to the Credit Agreement, dated as of November 26, 2002, among NDCHealth Corporation, a Delaware corporation (the “Borrower”), the Lenders and agents from time to time party thereto, Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services Inc., as Administrative Agent and Swing Line Lender, Credit Suisse First Boston, as Syndication Agent, Bank of America, N.A., as Documentation Agent, and LaSalle Bank National Association, as L/C Issuer, as amended by Letter Amendment and Waiver No. 1, dated as of May 27, 2003, Letter Amendment No. 2 dated as of August 29, 2003, Amendment No. 3 dated as of December 19, 2003, Letter Amendment No. 4 dated as of January 22, 2004, Letter Amendment No. 5 dated as of August 20, 2004 and Letter Amendment No. 6, dated as of November 22, 2004 (as so amended or otherwise modified in writing, the “Credit Agreement”; the terms defined therein being used herein as therein defined).

In consideration of the mutual covenants contained herein, it is hereby agreed by you and us as follows:

SECTION 1. Consent.

(a) Based on information provided by the Borrower to the Administrative Agent and the Lenders, an Event of Default has occurred under Section 8.01(b) of the Credit Agreement due to the Borrower’s failure to timely deliver, (i) pursuant to Section 6.01(b) of the Credit Agreement, the financial statements for the second fiscal quarter of Fiscal Year 2005 and (ii) pursuant to Section 6.02(b) of the Credit Agreement, the Compliance Certificate for such period, in each case within the time period required by the Credit Agreement. Additionally, an Event of Default has occurred under Section 8.01(d) of the Credit Agreement because the representations and warranties made by the Borrower under Sections 5.05 and 5.15 of the Credit Agreement with respect to the financial statements delivered by the Borrower for the period from Fiscal Year 2002 through the first fiscal quarter of Fiscal Year of 2005 were incorrect at the time they were made. Further, the Administrative Agent and the Lenders have received notice from the Borrower that Regions Bank, as the trustee (the “Trustee”) under the Indenture dated as of

November 26, 2002 by and among the Trustee, the Borrower, NDC Health Information Services (Arizona) Inc., The Computer Place, Inc., NDC Health Intellectual Property Corp., HISIP Corp., NDCIP, Inc., NDCHealth Licensing, Inc., TechRX Incorporated, NDC of Canada, Inc. and NDC Acquisition Corp., respecting the 10 ½% Senior Subordinated Notes due 2012 (the “Indenture”) that the Borrower is in Default (as defined in the Indenture) under the Indenture which may constitute an Event of Default under Section 8.01(e) of the Credit Agreement.

(b) Notwithstanding Sections 4.02(a) and (b) of the Credit Agreement insofar as any Default or Event of Default described in clause (a) above is concerned and without waiving any Default or Event of Default set forth above or otherwise, the Lenders hereby consent to allow the Borrower to make Borrowings aggregating up to $15,000,000 after the Effective Date (the “Proposed Borrowings”); provided that (i) all such Proposed Borrowings shall be made prior to March 7, 2005; (ii) all such Proposed Borrowings shall be made as Base Rate Borrowings and shall not be converted to a Eurodollar Rate Loan until such time as no Default or Event of Default exists under the Credit Agreement; (iii) the acceptance of proceeds of each Proposed Borrowing shall constitute a representation of the Borrower that such proceeds will only be used to pay vendors and payroll of the Borrower in the ordinary course of business; and (iv) no new Specified Default or Event of Default shall have occurred and be continuing; and provided further, that all future Borrowings not comprised of Proposed Borrowings shall be made only with the consent of the Required Lenders and the Required Revolving Credit Lenders until such time as no Specified Default or Event of Default exists under the Credit Agreement.

(c) The parties hereto hereby agree that as of the Effective Date, until such time as the Administrative Agent and the Lenders receive the financial statements required by Section 6.01(b) of the Credit Agreement and the Compliance Certificate required by Section 6.02(b) of the Credit Agreement for the second fiscal quarter of Fiscal Year 2005, the Applicable Rate for (x) Term Loans will be equal to (1) the Eurodollar Rate then in effect for such Term Loans plus 3.25% or (2) the Base Rate then in effect for such Term Loans plus 2.25% and (y) Revolving Credit Loans will be as specified in the grid set forth in the definition of Applicable Rate, as amended pursuant to Section 2(a)(ii) hereto, for Pricing Level I and for the Borrower’s senior secured term loan rating level of CCC+ or below by S&P or Caa1 or below by Moody’s (whichever is lower); provided, that upon receipt by the Administrative Agent and the Lenders of such financial statements and Compliance Certificate for the second quarter of Fiscal Year 2005, the Applicable Rate for Term Loans and Revolving Credit Loans will be determined in accordance with the definition of Applicable Rate, as amended pursuant to Section 2 of this Consent and Amendment.

SECTION 2. Amendments. Subject to the occurrence of the Effective Date, the Credit Agreement is hereby amended as follows:

(a) Section 1.01 of the Credit Agreement is hereby amended by amending the definition of “Applicable Rate” as follows:

(i) By adding the following at the end of clause (a) thereof:

“provided that if at any time the actual or implied rating of the Borrower’s senior secured term loan is at or above B- but at or below B+ from S&P or at or above B3 but at or below B1 from Moody’s (whichever is lower), the Applicable Rate for Term Loans shall be the percentage per annum specified in clause (i) or clause (ii) above, as applicable, plus 0.25%; and provided, further, that if the actual or implied rating of the Borrower’s senior secured term loan is at or below CCC+ from S&P or at or below Caa1 from Moody’s (whichever is lower), the Applicable Rate for Term Loans shall be the percentage per annum specified in clause (i) or clause (ii) above, as applicable, plus 0.50%;

(ii) By amending the table associated therewith to read in full as follows:

“Applicable Rate

Senior Secured Term Loan Rating by S&P or Moody’s (whichever is lower):		S&P: CCC+ or below Moody’s: Caa1 or below		S&P: B- ≤ Rating ≤ B+ Moody’s: B3≤Rating≤B1		S&P: BB- or above Moody’s: Ba3 or above
Pricing Level	Consolidated Total Leverage Ratio	Eurodollar Rate + Letters of Credit	Base Rate	Eurodollar Rate + Letters of Credit	Base Rate	Eurodollar Rate + Letters of Credit	Base Rate

I	Greater than or equal to 3.50:1.00	3.50%	2.50%	3.25%	2.25%	3.00%	2.00%

II	Greater than or equal to 3.00:1.00 but less than Level I	3.25%	2.25%	3.00%	2.00%	2.75%	1.75%

III	Greater than or equal to 2.50:1.00 but less than Level II	3.00%	2.00%	2.75%	1.75%	2.50%	1.50%

IV	Greater than or equal to 2.00:1.00 but less than Level III	2.75%	1.75%	2.50%	1.50%	2.25%	1.25%

V	Less than 2.00:1.00	2.50%	1.50%	2.25%	1.25%	2.00%	1.00%	”

(b) Section 2.08 of the Credit Agreement is hereby amended by amending the heading in the left-hand column of the table to read “Quarter Ending on or Closest To”.

(c) Section 6.01(a) of the Credit Agreement is hereby amended by replacing the phrase “90 days” appearing in the first line thereof with the phrase “75 days (or, in the case of Fiscal Years ending on or after December 15, 2005, 60 days)”.

(d) Section 6.01(b) of the Credit Agreement is hereby amended by replacing the phrase “45 days” appearing in the first line thereof with the phrase “40 days (or, in the case of fiscal quarters occurring during Fiscal Years ending on or after December 15, 2005, 35 days)”.

(e) Section 7.05 of the Credit Agreement is hereby amended by deleting the word “and” at the end of clause (i) thereof, adding the word “and” at the end of clause (j) thereof, and adding a new clause (k) thereto, to read in full as follows:

“(k) Dispositions by the Borrower of NDC Health Pharmacy Systems and Services ULC (or any of the assets of NDC Health Pharmacy Systems and Services ULC) and of its Investment in Cardinal Health Services, Inc.;”

(f) Section 7.05 of the Credit Agreement is hereby further amended by amending and restating the proviso thereto to read in full as follows:

“provided, however, that any Disposition pursuant to clauses (a), (b), (d), (e), (f), (g), (h), (i) and (k) shall be for fair market value; provided further that in the case of Dispositions of assets pursuant to clauses (a), (e), (f), (g), (i) and (k), the Borrower shall, on the date of receipt by any Loan Party or any of its Subsidiaries of the Net Cash Proceeds from such sale, prepay the Loans pursuant to, and in the amount and order of priority set forth in, Section 2.06(b), as specified therein; and provided, further, that the proceeds of any Disposition pursuant to clause (k) shall not be subject to the proviso contained in the last sentence of Section 2.06(b) and shall not be subject to the $500,000 threshold contained in Section 2.06(b)(i).”

(g) Section 7.11(a) of the Credit Agreement is hereby amended and restated to delete the ratio set forth therein for the period ended February 28, 2005 and replace it with the ratio “3.95:1.00”.

(h) Sections 7.11(a), 7.11(b) and 7.11(c) of the Credit Agreement are hereby amended by amending the heading in the left-hand column of the table to read in full as follows:

“Quarter Ending on or Closest To”.

SECTION 3. Conditions to Effectiveness. This Consent and Amendment shall become effective as of the date first above written (the “Effective Date”) when:

(a) the Administrative Agent shall have received counterparts of this Consent and Amendment executed by the Borrower, the Required Lenders and the Required Revolving Credit Lenders or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Consent and Amendment,

(b) the Administrative Agent shall have received, for the account of each Lender executing this Consent and Amendment by 5:00 pm on Tuesday, February 22, 2005, a fee equal to 0.125% of the sum of such Lender’s Total Outstandings and unused Revolving Credit Commitment,

(c) payment in full of all expenses of the Administrative Agent related to this Consent and Amendment (including all outstanding legal fees of counsel to the Administrative Agent incurred in connection with the Credit Agreement since the last date of payment of such fees) shall have been made by the Borrower,

(d) the Administrative Agent shall have received the consent attached hereto executed by each Guarantor,

(e) the Administrative Agent shall have received certified copies of (i) the resolutions of the Board of Directors of (A) the Borrower evidencing approval for this Consent and Amendment and all matters contemplated hereby and (B) each other Loan Party evidencing approval of the Consent and the matters contemplated hereby and thereby and (ii) all documents evidencing other necessary corporate action and governmental and other third party approvals and consents, if any, with respect to this Consent and Amendment, the Consent and the matters contemplated hereby and thereby, and

(f) an engagement letter between counsel to the Administrative Agent and Giuliani Capital Advisors LLC, reasonably satisfactory to the Administrative Agent, shall have been fully executed by such counsel, Giuliani Capital Advisors LLC and the Borrower.

This Consent and Amendment is subject to the provisions of Section 10.01 of the Credit Agreement.

SECTION 4. No Default; Representations and Warranties. To induce the Lenders and the Administrative Agent to enter into this Consent and Amendment, each Loan Party hereby represents and warrants to the Lenders and the Administrative Agent that after giving effect to this Consent and Amendment, (a) except as set forth herein, no Default or Event of Default has occurred and is continuing as of the date hereof and (b) except as set forth herein, the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects, except (x) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date and (y) for the representations and warranties set forth in Sections 5.05(b) and (c) and in Section 5.15 of the Credit Agreement with respect to (i) revenues related to the Physicians Software business and the information management business reported in the financial statements of the Borrower for the first quarter of Fiscal Year 2002 through the first quarter of the Fiscal Year 2005 (the “Affected Period”) which financial statements may be restated in accordance with GAAP and (ii) such other audit adjustments for the Affected Period previously identified to the Lenders (the “Restatement”) in connection with the completion of the physician accounting review previously disclosed to the Lenders.

SECTION 5. Reference to and Effect on the Loan Documents; Continuing Reservation of Rights; Need for Future Waiver. The Credit Agreement, the Notes and each of the other Loan Documents, except to the extent of the consent and amendments specifically provided above, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents. The execution, delivery and effectiveness of this Consent and Amendment shall not, except as expressly provided herein, operate as an amendment of any right, power or remedy of any Lender or the Administrative Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement, including Sections 6.01(b) and 6.02(b) of the Credit Agreement and Sections 5.05(b) and (c) and Section 5.15 of the Credit Agreement with respect to revenues related to the Physicians Software business reported in the financial statements of the Borrower for the Affected Period that are the subject of the Restatement, it being expressly understood and agreed between the Borrower and the Lenders that it will be necessary for the Borrower to seek a future waiver from the Lenders in accordance with Section 10.01 of the Credit Agreement with respect to the Events of Default that have occurred under Sections 5.05(b) and (c), Section 5.15 and Sections 6.01(b) and 6.02(b) of the Credit Agreement in order for such Events of Default to no longer be outstanding.

The Consent set forth in Section 1 shall be limited precisely as written and shall not be deemed or otherwise construed to constitute a consent to any variation from the Credit Agreement or to waive any Default or Event of Default except as expressly set forth herein. Neither the Consent set forth in Section 1 nor the making of any Loans in connection therewith shall enable or grant to the Borrower any right whatsoever to any future Borrowings under the Credit Agreement nor shall such Consent or the making of such Loan constitute or be deemed to constitute a waiver of any Defaults or Events of Default unless separately expressly waived in writing by the requisite Lenders. The Administrative Agent and the Lenders expressly have reserved all rights pursuant to the Reservation of Rights Letter from the Administrative Agent to the Borrower, dated February 7, 2005, and continue to reserve any and all rights to exercise any and all available rights and remedies under the Credit Agreement and the other Loan Documents, applicable law and general principles of equity at any time and from time to time arising from or in any way related to the Defaults or Events of Default that have occurred or may in the future occur under the Credit Agreement and any forbearance by such Lenders or the Administrative Agent now or in the future in the exercise of any such rights and remedies shall not constitute a waiver thereof.

On and after and during the effectiveness of this Consent and Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Consent and Amendment.

If you agree to the terms and provisions of this Consent and Amendment, please evidence such agreement by executing and returning at least four counterparts of this Consent and Amendment to Shearman & Sterling LLP, 599 Lexington Avenue, New York, New York 10022, Attention: Catherine Cataño, Fax No. 646-848-4861.

This Consent and Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Consent and Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Consent and Amendment.

This Consent and Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

Very truly yours,

NDCHEALTH CORPORATION

By:	/s/ Lee Adrean
Title:	Chief Financial Officer

Agreed as of the date first above written:

MERRILL LYNCH CAPITAL, a division of Merrill Lynch Business Financial Services Inc., as Administrative Agent, as Swing Line Lender and as Lender

By	/s/ Troy A. Oder
Name:	Troy A. Oder
Title:	Vice President

[NAME OF LENDER]

By
Title:

CONSENT

Dated as of February 22, 2005

Each of the undersigned, as Guarantor under the Guaranty dated November 26, 2002 (the “Guaranty”) in favor of the Administrative Agent and, for its benefit and the benefit of the Lenders parties to the Credit Agreement referred to in the foregoing Consent and Amendment dated as of even date herewith, by and among the Administrative Agent, the Lenders and the Borrower (the “Consent and Amendment”), hereby consents to such Consent and Amendment and hereby confirms and agrees that (a) notwithstanding the effectiveness of such Consent and Amendment, the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, and (b) the Collateral Documents to which each of the undersigned is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (in each case, as defined therein), except that, on and after the effectiveness of such Consent and Amendment, each reference in the Guaranty and the Collateral Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Consent and Amendment.

NDC HEALTH INFORMATION SERVICES (ARIZONA) INC.

By:	/s/ Randolph L.M. Hutto
Title:	Executive Vice President

NDC OF CANADA, INC.

By:	/s/ Randolph L.M. Hutto
Title:	Executive Vice President